                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 27, 2005
                                                         ---------------------

                            MILESTONE SCIENTIFIC INC.
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                   001-14053             13-3545623
----------------------------------- --------------------  ----------------------
  (STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (IRS EMPLOYER
           INCORPORATION)                 NUMBER)         IDENTIFICATION NO.)

220 SOUTH ORANGE AVENUE, LIVINGSTON CORPORATE PARK, LIVINGSTON, NEW JERSEY 07034
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 535-2717

                                       N/A
 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02:  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On June 27, 2005, Milestone Scientific Inc. ("Milestone") elected
Thomas R. Ronca as Chief Operating Officer. Mr. Ronca will receive annual compensation of $185,000, of which $20,000 is payable in shares of Milestone's common stock. In addition, Mr. Ronca may earn a bonus up to an aggregate of
$60,000, contingent upon Milestone achieving predetermined operating cash flow, revenue and earnings targets for two successive quarters out of the last quarter of 2005 and the first and second quarters of 2006. Mr. Ronca's election was announced on June 30, 2005 in a press release, a copy of which is attached as
Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 8.01:  OTHER EVENTS

            On June 28, 2005, Milestone issued a press release announcing a private placement of $850,000 of Units to institutional investors. A copy of the press release is attached as Exhibit 99.2 to this report.

ITEM 9.01:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits:

EXHIBIT
NUMBER                            DESCRIPTION
--------                          ------------

99.1           Press release, dated June 30, 2005, announcing Milestone's appointment of a Chief Operating Officer.

99.2           Press release, dated June 28, 2005, announcing Milestone's private placement of $850,000 of Units

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MILESTONE SCIENTIFIC INC.

                                    By:   /s/ Leonard Osser
                                          -------------------------------------
                                          Leonard Osser
                                          Chairman and Chief Executive Officer

Dated:  June 30, 2005

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